SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                      March 5, 2004

                   BEAR LAKE RECREATION, INC.
                   --------------------------
       (Exact Name of Registrant as Specified in Charter)


        Nevada                       0-49671                87-0620495
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                       Identification Number)


              4685 South Highland Drive, Suite 202
                   Salt Lake City, Utah 84117
       (Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (801) 278-9424

                        66 Exchange Place
                    Salt Lake City, UT  84111
  (Former Name or Former Address, if Changed Since Last Report)

Item 4.01. Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

     Hansen, Barnett & Maxwell, Certified Public Accountants, of Salt Lake City, Utah, audited our financial statements for the fiscal year ended June 30, 2001, and for the period from October 22, 1998 (date of inception) through June 30, 2001.

     On March 5, 2004, our Board of Directors resolved to dismiss Hansen, Barnett & Maxwell, as our principal independent accountants and to retain Mantyla, McReynolds & Associates, Certified Public Accountants, of Salt Lake City, Utah, as our new principal independent accountants to audit our financial statements for the fiscal years ended June 30, 2002, 2003 and 2004.

     During the fiscal year ended 2001, and through the date of this Current Report, there were no disagreements between us and Hansen, Barnett & Maxwell whether resolved or not resolved, on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. With the exception of a "going concern" qualification, the report of Hansen, Barnett & Maxwell did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the 2001 fiscal year, and through the date of this Current Report, Hansen, Barnett & Maxwell has not advised us that any of the following exists or is applicable:

     (1) That the internal controls necessary for us to develop reliable financial statements do not exist, or that information has come to their attention that has led them to no longer be able to rely on our management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That our company needs to expand significantly the scope of our audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with our financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised us that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     During our fiscal year ended 2001, and through the date of this Current Report, we have not consulted Mantyla McReynolds & Associates, regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or any other financial presentation whatsoever.

     We have provided Hansen, Barnett & Maxwell with a copy of the disclosure provided under this Item of this Current Report and have advised them to provide us with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein. A copy of their response is attached hereto and incorporated herein by this reference. See Item 9 of this Current Report.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (a) Financial Statements of Businesses Acquired.

         None; not applicable.

     (b) Pro Forma Financial Information.

         None; not applicable.

     (c) Exhibits.

Exhibit Number        Description
--------------        -----------

16                    Letter from Hansen, Barnett & Maxwell.

Incorporated by Reference.
--------------------------

     None; not applicable.

                          SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR LAKE RECREATION, INC.

Date:  November 10, 2004            By: Todd Albiston
                                        ------------------------
                                        Secretary/Treasurer